POWER OF ATTORNEY

I, Nora N. Crouch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Lisa Shepard or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

John Hancock Variable Life Account S (Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III)	# 333-164150

John Hancock Variable Life Account S (Majestic Variable Universal Life, Majestic Variable Universal Life 98)	# 333-164151

John Hancock Variable Life Account S (Variable Master Plan Plus)	# 333-164152

John Hancock Variable Life Account S (Majestic Variable COLI)	# 333-164153

John Hancock Variable Life Account S (Variable Estate Protection, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus)	# 333-164156

John Hancock Variable Life Account S (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164154

John Hancock Variable Life Account S (Performance Executive Variable Life)	# 333-164155

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

John Hancock Variable Life Account UV (Annual Premium Variable Life)	# 333-164157

John Hancock Variable Life Account UV (Flex V1)	# 333-164158

John Hancock Variable Life Account UV (Flex V2)	# 333-164159

John Hancock Variable Life Account UV (Medallion Variable Life)	# 333-164160

John Hancock Variable Life Account UV (Variable Estate Protection)	# 333-164161

John Hancock Variable Life Account UV (Variable Estate Protection Plus)	# 333-164162

John Hancock Variable Life Account UV (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164164

John Hancock Variable Life Account UV (Majestic Variable Universal Life 98)	# 333-164163

John Hancock Variable Life Account UV (Majestic Variable Estate Protection 98)	# 333-164165

John Hancock Variable Life Account UV (Medallion Executive Variable Life III)	# 333-164166

John Hancock Variable Life Account UV (Medallion Variable Universal Life Plus)	# 333-164167

John Hancock Variable Life Account UV (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164168

John Hancock Variable Life Account UV (Majestic Variable COLI)	# 333-164169

John Hancock Variable Life Account UV (Performance Executive Variable Life)	# 333-164170

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

John Hancock Variable Life Account U (Medallion Variable Life, Medallion Variable Universal Life Plus)	# 333-164171

John Hancock Variable Life Account U (Annual Premium Variable Life)	# 333-164172

John Hancock Variable Life Account U (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164173

John Hancock Variable Life Account U (eVariable Life)	# 333-164174

Variable Life Registration Statements filed for the John Hancock Variable Life Account V:

John Hancock Variable Life Account V (Flex V1)	# 333-164175

John Hancock Variable Life Account V (Flex V2)	# 333-164176

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator, EPVUL, Accumulation Variable Universal Life)	# 333-85284

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748

John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136

John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL)	# 333-100597

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance Variable Universal Life)	# 333-131299

John Hancock Life Insurance Company (U.S.A.) Account A (Protection SVUL/Accumulation SVUL)	# 333-141692

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 08)	# 333-152406

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 09)	# 333-157212

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2012)	# 333-179570

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2014)	# 333-193994

John Hancock Life Insurance Company (U.S.A.) Account A (Simplified Life)	# 333-194818

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2017)	# 333-217721

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2019)	# 333-233647

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Accumulation Variable Universal Life 2019)	# 333-233648

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Survivorship Variable Universal Life 2020)	# 333-236446

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship Variable Universal Life 2020)	# 333-236447

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2021)	# 333-248502

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2021)	# 333-254210

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Accumulation Variable Universal Life 2021)	# 333-254211

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2021 Core)	# 333-265436

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2023)	# 333-XXXXXX

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account N:

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL)	# 333-152409

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296

John Hancock Life Insurance Company of New York Account B (VUL Protector)	# 333-88972

John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504

John Hancock Life Insurance Company of New York Account B (Survivorship VUL)	# 333-100664

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-127543

John Hancock Life Insurance Company of New York Account B (Corporate VUL)	# 333-131139

John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life)	# 333-131134

John Hancock Life Insurance Company of New York Account B (Majestic Performance Variable Universal Life)	# 333-132905

John Hancock Life Insurance Company of New York Account B (Protection SVUL/Accumulation SVUL)	# 333-141693

John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992

John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631

John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 08)	# 333-152407

John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408

John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 09)	# 333-157213

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2012)	# 333-179571

John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 2014)	# 333-193995

John Hancock Life Insurance Company of New York Account B (Simplified Life)	# 333-194819

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2017)	# 333-221236

John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 2019)	# 333-235396

John Hancock Life Insurance Company of New York Account B (Majestic Accumulation Variable Universal Life 2019)	# 333-235397

John Hancock Life Insurance Company of New York Account B (Accumulation Survivorship Variable Universal Life 2020)	# 333-238712

John Hancock Life Insurance Company of New York Account B (Majestic Accumulation Survivorship Variable Universal Life 2020)	# 333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above-mentioned acts and is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Nora N. Crouch	Director	August 8, 2022
Nora N. Crouch

POWER OF ATTORNEY

I, Emanuel Alves, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Lisa Shepard, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Emanuel Alves	Director	August 8, 2022
Emanuel Alves

POWER OF ATTORNEY

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly	Director	August 8, 2022
Paul M. Connolly

POWER OF ATTORNEY

I, Thomas Edward Hampton, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Edward Hampton	Director	August 8, 2022
Thomas Edward Hampton

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	August 8, 2022
Marianne Harrison

POWER OF ATTORNEY

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam	Director	August 8, 2022
J. Stephanie Nam

POWER OF ATTORNEY

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross	Director	August 8, 2022
Ken Ross

POWER OF ATTORNEY

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.	Director	August 8, 2022
Rex Schlaybaugh, Jr.

POWER OF ATTORNEY

I, Brooks Tingle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle	Director	August 8, 2022
Brooks Tingle

POWER OF ATTORNEY

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/Shamus Weiland	Director	August 8, 2022
Shamus Weiland

POWER OF ATTORNEY

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Protection Variable Universal Life 2023)	#333-XXXXXX

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong	Director	August 8, 2022
Henry H. Wong